Dear Shareholders:

After the bottom of the stock market on October 8th 1998, it took off like a rocket. Our fund began its life six weeks after that. The green signal came from the Securities and Exchange Commissionon 11/25/98, the day before Thanksgiving. I started buying stocks the day after Thanksgiving. So Thanksgiving day has quite a significance for Prasad Growth Fund. My thanks go to all the investors and everyone behind the scene working hard for the fund.

It would have been fantastic if the fund had begun its life in October of 1998. Irregardless our fund did well in December of 1998. It was up by 11.6% on 12/31/98 since its inception on 11/25/98. The benchmark S&P 500 grew by 3.6%. This was quite good for a new fund joining the race where S&P 500 was already running.

On January 29th 1999 our fund was up by 18.1% and S&P 500 was up by 7.3%. In February of 1999 the over all market came down with growth stocks taking a beating and cyclical ones going up. Our fund had around thirty growth stocks. Because of this by the end of February 1999 our fund was up 6.5% from inception when compared to S&P 500 of 4.3% from the same date. By the end of March 1999 our fund was up by 4.1% from inception when compared to S&P 500 which was up by 8.4% from the same date.

Our fund needs more time on its side to have a higher differential. I am planning to increase the number of stocks held in the portfolio to reduce the volatility. Our fund has stocks in several leading sectors. But during some periods the leading sectors are overtaken by cyclicals. In the long run the best growth stocks will prevail. My philosophy is to invest in the best of growth stocks. As the earnings of these companies grow our fund would grow. I am looking for the magic factor of compounding which needs time. In the next nine years we can expect the market to perform extremely well because of the economic stimulus caused by the baby boom generation. Also the environment is ideal consisting of robust growth with low interest rates and subdued inflation.

Thank you and good bye.


Raj Prasad

                             Prasad Growth Fund
                           Schedule of Investments
                               March 31, 1999



 Shares/Principal Amount 			 Market Value 	% of Assets
 Computer-Local Networks
    80  Cisco Systems Inc. *                            8,765        4.17%

 Computer Software-Enterprise
   200  Oracle Corp. *                                  5,275
   100  Siebel Systems *                                4,750
    50  Veritas Software *                              4,038
                                                    ---------
                                                       14,063        6.69%
 Computer-Mainframes
   160  Dell Computer Corp. *                           6,540
    90  Gateway 2000 *                                  6,171
    50  Sun Microsystems *                              6,253
                                                    ---------
                                                       18,964        9.02%
 Computer-Memory Devices
   100  Network *                                       5,063        2.41%

 Computer Software Desktop
   300  Microsoft Corp. *                              26,888       12.79%

 Computer Software-Fin
   150  Fund Tech *                                     4,519        2.15%

 Comml Services-Misc
    50  Abacus *                                        4,100        1.95%

 Computer Software Security
   175  Check Point Software Tech *                     7,525        3.58%

 Medical/Dental Services
    75  ADV Paradigm *                                  4,739        2.25%

 Telecommunications-Equip
   100  Comverse Technology Inc *                       8,500        4.04%

 Financial Services Misc
    50  Providian Corp                                  5,500        2.62%

 Leisure/Toys/Games/Hobbies
   450  Jakks Pacf *                                    8,325        3.96%

 Elec-Semiconductor Mfg
    85  Flextronics Intl Ltd *                          4,335        2.06%


* Non-Income producing securities.


     The accompanying notes are an integral part of the financial statements.

 Retail-Apparel/Shoe
    90  Abercombe *                                     8,303
   250  Pacific Sun *                                   8,687
                                                    ---------
                                                       16,990        8.08%
 Retail-Consumer Elect
   100  Best Buy Co. Inc. *                             5,200        2.47%

 Telecommunications-Equip
   200  Intl Intergration *                             6,400
   100  Nokia                                          15,575
    50  Tellabs Inc. *                                  4,888
                                                    ---------
                                                       26,863       12.78%
 Telecommunications-Svcs
   300  Gilat Comm *                                    4,181
   100  MCI Worldcom Inc. *                             8,856
                                                    ---------
                                                       13,037        6.20%
 Finance-Invesment Brokers
   200  Knight/Trimark Group *                         13,400        6.37%
                                                    ---------
        Total Stocks                                  196,776

 Call Options
   400  Dell Jan 01 - 25 Calls                          9,000        4.28%
                                                    ---------
        Total Call Options                              9,000

 Repurchase Agreements
42,390  Repurchase 4.4%, 4-1-99                        42,390       20.16%
        FHLMC Pool #G106557 7.5%, 2/1/12
                                                    ---------
        Total Repurchase Agreements                    42,390

        Total Investments (cost $241,070)             248,166      118.04%

        Other Assets Less Liabilities                 (37,933)     -18.04%

        Net Assets - Equivalent to
          $10.46 per share on                         210,233      100.00%
                                                    =========

* Non-Income producing securities.


     The accompanying notes are an integral part of the financial statements.

                   Statement of Assets and Liabilities
                               March 31, 1999

Assets
     Investment Securities at Market Value            248,166
          (Identified Cost - $241,070)
     Cash                                                 242
     Receivables:
          Dividends and Interest                            5
     Other Assets                                           0
                                                    ---------
               Total Assets                           248,413

Liabilities
     Payables:
          Investment Securities Purchased              37,369
          Shareholder Distributions                         0
          Accrued Expenses                                811
                                                    ---------
               Total Liabilities                       38,180

Net Assets                                            210,233
Net Assets Consist of:
     Capital Paid In                                  205,202
     Accumulated Realized Gain
        (Loss) on Investments - Net                    (2,065)
     Unrealized Appreciation in Value of Investments
        Based on Identified Cost - Net                  7,096
                                                    ---------
Net Assets, for 20,096 Shares Outstanding             210,233


Net Asset Value and Redemption Price
     Per Share ($210,233/20,096 shares)                 10.46

Offering Price Per Share                                10.46


     The accompanying notes are an integral part of the financial statements.

                         Statement of Operations

                                11/23/98 *
                                   to
                                 3/31/99
Investment Income:              --------
     Dividends                     31
     Interest                     199
                               ------
   Total Investment Income        230


Expenses
     Management Fees (Note 2)     543
     Director fees                750
     Custody                    1,382
     Transfer agent fees        3,600
     Legal                        534
     Insurance                    921
     Audit                      8,200
     Other expenses             1,441
     Organizational Costs           0
                               ------
   Total Expenses              17,371

   Reimbursed expenses        (16,560)
                               ------
   Total Expenses
      after reimbursement         811

Net Investment Income            (581)

Realized and Unrealized Gain
  (Loss) on Investments:
  Realized Gain
    (Loss) on Investments      (2,065)
  Unrealized Gain (Loss)
    from Appreciation
    (Depreciation) on
    Investments                 7,096
                               ------
Net Realized and Unrealized
  Gain (Loss) on Investments    5,031

Net Increase (Decrease) in
  Net Assets from Operations    4,450
                               ======

* Commencement of operations



     The accompanying notes are an integral part of the financial statements.

                        Statement of Changes in Net Assets

                                                11/23/98 *
                                                   to
                                                 3/31/99
                                                --------
From Operations:
     Net Investment Income                          (581)
     Net Realized Gain (Loss) on Investments      (2,065)
     Net Unrealized Appreciation (Depreciation)    7,096
                                                 -------
     Increase (Decrease) in Net Assets
       from Operations                             4,450

From Distributions to Shareholders
     Net Investment Income                             0
     Net Realized Gain (Loss) from
       Security Transactions                           0
                                                 -------
     Net Increase (Decrease) from Distributions        0

From Capital Share Transactions:
     Proceeds From Sale of 10,096 Shares         105,783
     Net Asset Value of 0 Shares Issued
       on Reinvestment of Dividends                    0
     Cost of 0 Shares Redeemed                         0
                                                 -------
                                                 105,783

Net Increase  in Net Assets                      110,233
Net Assets at Beginning of Period                100,000
                                                 -------
Net Assets at End of Period                      210,233


     The accompanying notes are an integral part of the financial statements.

                                Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                11/23/98 *
                                  to
                                 3/31/99
                                --------
Net Asset Value -
     Beginning of Period           10.00
Net Investment Income              (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)      0.51
                                  ------
Total from Investment Operations    0.46
Dividends
     (from net investment income)   0.00
Distributions (from capital gains)  0.00
Return of Capital                   0.00
                                  ------
     Total Distributions            0.00
Net Asset Value -
     End of Period                 10.46

Total Return **                    13.37 %
Ratios/Supplemental Data
Net Assets - End of Period
  (Thousands)                        210

Before expense reimbursement
   Ratio of Expenses to
     Average Net Assets **         32.16 %
   Ratio of Net Income to
     Average Net Assets **        (31.74)%

After expense reimbursement
   Ratio of Expenses to
     Average Net Assets **          1.50 %
   Ratio of Net Income to
     Average Net Assets **         (1.08)%

Portfolio Turnover Rate           272.04 %

* Commencement of operations
** Annualized

     The accompanying notes are an integral part of the financial statements.

                                 PRASAD GROWTH FUND
                           Notes to Financial Statements
                                   March 31, 1999


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The Fund's investment objective is to obtain capital appreciation. In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The  Fund  intends to invest in a wide variety of equity and debt  securities.
  The  investments  in  securities are carried  at  market  value.   The  market
  quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1% on the Fund's net assets. The Fund pays all expenses not assumed by the Adviser, including brokerage fees and commissions, fees of Trustees not affiliated with the Adviser, expenses of registration of the Fund and of the share of the fund with the Securities and Exchange Commission and the various state, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel, etc. From time to time, Mutual Funds Leader, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. The Fund paid investment management fees of $543 during the fiscal year ended March 31, 1999. The Adviser paid $16,500 of Fund expenses during that same period.


3.)   RELATED PARTY TRANSACTIONS
  Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund. These individuals may receive benefits from any management fees paid to the Advisor.

  As of March 31, 1999, Rajendra Prasad owned 69% of the shares. This individual is considered a control person as defined under Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.

                                 PRASAD GROWTH FUND
                           Notes to Financial Statements
                                   March 31, 1999
                                     (continued)


4.)   CAPITAL STOCK AND DISTRIBUTION
  At March 31, 1999 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $205,783. Transactions in common stock were as follows:

                Shares sold                              10,096
                Shares issued to shareholders in
                  reinvestment of dividends              10,096
                Shares redeemed                               0
                                                        -------
                Net Increase                             10,096
                Shares Outstanding:
                    Beginning of Period                  10,000
                                                        -------
                    End of Period                        20,096


5.)   PURCHASES AND SALES OF SECURITIES
  During the period four-month period ending March 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $549,089 and $348,295 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.


6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of March 31, 1999.


7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at March 31, 1999 was the same as identified cost.
  At March 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                   Net Appreciation
                  Appreciation    (Depreciation)     (Depreciation)
                     10,698          (3,603)             7,095


8.)   RECLASSIFICATION OF CAPITAL ACCOUNTS
  The  Fund  has  adopted Statement of Position 93-2, Determination,  Disclosure
  and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholder to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and paid in capital have adjusted as of March 31, 199 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended March 31, 1999.

               Undistributed Net
                Investment Loss            Paid in Capital
                     581                        (581)

                                   INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Prasad Growth Fund

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, including the schedule of portfolio investments, as of March 31, 1999, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from November 23, 1998 (commencement of operations) to March 31, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 23, 1998 (commencement of operations) to March 31, 1999 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 29, 1999